Exhibit 99.1

Humacyte Leadership and Investigators to Present at Five Scientific Events in May

Durham, N.C. – May 6, 2021 – Humacyte, Inc., a clinical-stage biotechnology platform company developing universally implantable bioengineered human tissue at commercial scale, today announced that clinical investigators and senior leadership will present at five scientific and medical events in May 2021.

“We look forward to showcasing Humacyte’s leadership in tissue engineering among our peers and with the next crop of surgical leaders at distinguished scientific meetings and events,” said Laura Niklason, M.D., Ph.D., Chief Executive Officer of Humacyte. “I’m also particularly excited to present – for the first time – updates on progress in our early development program in lung tissue engineering at the Annual Meeting of the Japanese Association for Chest Surgery.”

The details of the events are as follows:

Eleventh Symposium on Biologic Scaffolds for Regenerative Medicine

Session: Keynote

Title: Engineered Matrix in the Vascular System – Remodeling and Function

The presentation will summarize Humacyte’s ongoing human acellular vessel (HAV) development program in vascular repair, reconstruction and replacement.

Location: Napa, California

Date / time: Thursday, May 6, 2021, 5:30-6:30 p.m. PDT

Presenter: Laura Niklason, M.D., Ph.D., Chief Executive Officer, Humacyte

22nd David C. Sabiston Jr. Distinguished Surgical Lecture

Title: Bioengineered Human Acellular Vessels for Use in Vascular Injury – Repair, Replacement and Reconstruction

The grand rounds lecture will highlight the HAV’s potential to address civilian and military vascular trauma injuries.

Location: The Department of Surgery at Uniformed Services University of the Health Sciences & the Walter Reed National Military Medical Center

Date / time: Wednesday, May 19, 2021, 9-10 a.m. EDT

Presenter: Jeffrey Lawson, M.D., Ph.D., Chief Surgical Officer, Humacyte

American Association of Pharmaceutical Scientists National Biotechnology Conference

Session: Keynote

Title: Vascular Tissue Engineering

The presentation will cover the unmet needs in vascular repair and reconstruction, and the HAV platform technology, manufacturing processes and current clinical data.

Location: Virtual webcast

Date / time: Wednesday, May 19, 2021, 2-3 p.m. EDT

Presenter: Bill Tente, Chief Regulatory Officer, Humacyte

38th Annual Meeting of the Japanese Association for Chest Surgery

Session: International Session 2

Title: Recent Progress in Whole Lung Engineering

The presentation will detail laboratory and pre-clinical models of whole lung engineering which demonstrate progress in the growth of functional lung units.

Location: Nagasaki, Japan

Date / time: Friday, May 21, 2021

Presenter: Laura Niklason, M.D., Ph.D., Chief Executive Officer, Humacyte

Vascular Access Society of the Americas 2021 Spring Virtual Conference

Session: Recent Developments in Hemodialysis Access Creation and Management

Title: Bioengineered Human Acellular Vessels: Similarities and Differences from Traditional Access Conduits

The presentation will provide an overview of how Humacyte’s HAV functions in clinical practice.

Location: Virtual webcast

Date / time: Saturday, May 22, 2021, 2:35-3:50 p.m. EDT

Presenter: C. Keith Ozaki, M.D., the John A. Mannick Professor of Surgery, Brigham and Women’s Hospital/Harvard Medical School and the Vice-Chair, Department of Surgery at the Brigham, and principal investigator of Humacyte’s HAV Phase 3 trials in vascular access

On February 17, 2021, Alpha Healthcare Acquisition Corp. (Nasdaq: AHAC) (“AHAC”), a special purpose acquisition company, and Humacyte announced the execution of a definitive business combination agreement along with a fully committed $175 million PIPE financing agreement.

About HAV

Human Acellular Vessels (HAV) are engineered off-the-shelf replacement vessels initially being developed for vascular repair, reconstruction and replacement. HAV is intended to overcome long-standing limitations in vessel tissue repair and replacement – it can be manufactured at commercial scale, it eliminates the need for harvesting a vessel from a patient, and clinical evidence suggests that it is non-immunogenic, infection-resistant, and can become durable living tissue. HAV is currently being evaluated in two Phase 3 trials in AV access and a Phase 2/3 trial for vascular trauma, and has been used in more than 430 patient implantations. It is the first product to receive Regenerative Medicine Advanced Therapy (RMAT) designation from the U.S. Food and Drug Administration, and has also received FDA Fast Track designation.

About Humacyte

Humacyte, Inc., is developing a disruptive biotechnology platform to deliver universally implantable bioengineered human tissues and organs designed to improve the lives of patients and transform the practice of medicine. The Company develops and manufactures acellular tissues to treat a wide range of diseases, injuries and chronic conditions. Humacyte’s initial opportunity, a portfolio of human acellular vessels (HAVs), is currently in late-stage clinical trials targeting multiple vascular applications, including vascular trauma repair, arteriovenous access for hemodialysis, and peripheral arterial disease. Pre-clinical development is also underway in coronary artery bypass grafts, pediatric heart surgery, treatment of type 1 diabetes, and multiple novel cell and tissue applications. Humacyte’s HAVs were the first product to receive the FDA’s Regenerative Medicine Advanced Therapy (RMAT) expedited review designation and received priority designation for the treatment of vascular trauma by the U.S. Secretary of Defense. For more information, visit www.Humacyte.com.

About Alpha Healthcare Acquisition Corp.

Alpha Healthcare Acquisition Corp. (ticker: AHAC) is a special purpose acquisition company formed for the purpose of effecting a business combination with one or more businesses in the healthcare sector (“AHAC”). The company was founded by Mr. Rajiv Shukla who has two decades of buyouts, investments and operations experience in the healthcare industry. Mr. Shukla previously served as Chairman and Chief Executive Officer of Constellation Alpha Capital Corp., a Nasdaq-listed special purpose acquisition company, that merged with DermTech, Inc (ticker: DMTK) in August 2019. On February 17, 2021, AHAC announced a definitive agreement to merge with Humacyte, Inc. along with a concurrent fully committed PIPE placement of $175 million of AHAC common shares at a price of $10.00 per share.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 filed with the SEC by AHAC that includes a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of AHAC to vote on the business combination. AHAC urges its investors, shareholders and other interested persons to read, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about AHAC, Humacyte and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus included in the registration statement will be mailed to shareholders of AHAC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

AHAC and Humacyte and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of AHAC is set forth in AHAC’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on September 17, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the AHAC shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the initiation, timing, progress and results of our clinical trials; the anticipated characteristics and performance of our HAVs, our ability to successfully complete, clinical trials for our HAVs; the anticipated benefits of our HAVs relative to existing alternatives; the commercialization of our HAVs and our ability to manufacture at commercial scale; the implementation of our business model, strategic plans for our business; the scope of protection we are able to establish and maintain for intellectual property rights covering our HAVs and related technology; the timing or likelihood of regulatory filings and approvals; timing, scope and rate of reimbursement for our HAVs; our estimated available market opportunity; the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, and the benefits of the business combination. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from AHAC’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against AHAC or Humacyte following announcement of the proposed business combination and related transactions, the impact of COVID-19 on Humacyte’s business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing AHAC’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that Alpha Healthcare Acquisition Corp. or Humacyte may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 filed by AHAC with the SEC and those included under the header “Risk Factors” in the final prospectus of AHAC related to its initial public offering. Most of these factors are outside of AHAC’s and Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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Humacyte Investor Contacts:

Doug Blankenship

CFO, Humacyte

dblankenship@humacyte.com

Josh Rappaport

Josh.Rappaport@sternir.com

Humacyte Media Contacts:

Juliana Blum

EVP, Commercial

blum@humacyte.com

Heather Anderson

handerson@6degreespr.com

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